Commitments and contingencies:	12 Months Ended
Dec. 31, 2022
Commitments and contingencies:
Commitments and contingencies:

Note 15 - Commitments and contingencies:

Commitments

a.	The Company began leasing office space on May 21, 2015, under a lease agreement. This agreement includes an available extension of 60 months. The monthly rent due is USD30 (Ps.582 approximately).

The total minimum future payments derived from the non-cancellable lease agreement that shall be covered in the future are as follows:

Up to one year	Ps.	7,472
Between one and three years		9,963
Total	Ps.	17,435

As of December 31, 2021 and 2022, the amortization per right-of-use assets within the aeronautical and non-aeronautical service cost in the statement of income, was approximately Ps.6,467 and Ps.5,457, respectively. (See Note 17.8.).

b.	On June 22, 2018, the Company received SCT approval for the MDP for the five-year period from 2019 to 2023 in which the Company committed to carry out improvements.

On August 19, 2020, the Federal Civil Aviation Agency approved the Company's request for rescheduling (the deferral of) certain investments corresponding to 2020 for a total amount of Ps.2,292,355, to be fulfilled in 2021, due to contingencies due to COVID-19, which affected the conditions of the production and construction industry, interrupting the continuation of works and signing of new contracts that are indicated in the MDP 2019-2033.

On March 31, 2021, the AFAC authorized the reduction and modification of the Capital investments foreseen in the Master Development Plan (MDP), for the period of 2019-2023, regarding the review of maximum rates, without any penalty.

As of  December 31, 2022, investment commitments for that MDP are as of Ps.572,716 in thousands pesos adjusted at December 31, 2022 based on the Construction Price Index (IPCO) in the terms of the MDP.

c.	Pursuant to the terms for the purchase of the land in Huatulco that occurred in October 2008, the Company had the obligation to build 450 hotel rooms As of December 31, 2020, there was an indefinite extension for this commitment issued by the National Fund for the Promotion of Tourism (FONATUR). During the second quarter of 2021, FONATUR paid the Company Ps.286,283 for the repurchase of the land in Huatulco, an amount that was the price that the Company initially paid for the land. As of December 31, 2021, there are no longer any obligations to be fulfilled by the Company in relation to this matter.
d.	As part of the Agreement, Aerostar has committed to fund and complete certain capital and repair projects with respect to the LMM Airport Facilities. The Company has no time restrictions to complete these projects, except that they must be made at any time during the term of the Agreement. As these projects are carried out, repairs will be recorded as expenses incurred or capitalized and depreciated according to their nature; consistent with the Company's accounting policies. Capital projects will be capitalized as part of an intangible concession improvement asset and will be amortized over their useful lives or the remaining life of the concession contract, whichever is less. Some commitments were excluded from the liability for initial obligations assumed due to factors of uncertainty, the variability of future costs and the extended period of time in which commitments can be fulfilled. As of December 31, 2021 and 2022, Aerostar fulfilled the agreed commitments.

Contingencies

As of December 31, 2021 and 2022, the Company has confirmed that the results of its lawsuits cannot be accurately predicted as their due processes are currently ongoing and there are not enough elements to determine whether they could largely affect the Company’s financial position in the case of an adverse ruling.

e.	The Company’s transactions are subject to Mexican federal and state laws as well as Puerto Rico and Colombian law due to its subsidiaries outside of Mexico.
f.	At the time that the Company was carrying out the competitive bidding process (1998) for the sale of shares of the Airport Groups, the SCT established and communicated that concessionaires could amortize for tax purposes the value of the concession up to 15% a year. In February 2012, the SCT estimated an amount due payable by Cancún in the amount of Ps.865 million pesos against the ruling in question, because it considered that the determination of the 15% amortization was not valid in 2006 and 2007. The Company disagreed with the decision and filed an appeal to overturn this determination. However, in order to adhere to the amnesty program set forth in Transitory Article Three of the new Income Law of 2013, the Company partially desisted from the appeal as it relates to the income tax obligation, but not in regards to the determination of the additional distribution related to employees’ statutory profit sharing, which the Company continues to appeal. The risk is that if a judge does not rule in favor of Cancún the amount payable would be Ps.116,000.
g.	There are currently a number of labor suits in progress against the Company, mainly in relation to involuntary termination. Any sentences that might be handed down not favoring the interest of the Company do not represent significant amounts. The Company is in legal proceedings at the date of this report and a resolution has not been issued yet.
h.	On August 21, 2019, the Board of Commissioners of the COFECE (Federal Economic Competition Commission) notified Aeropuerto de Cancún, S. A. de C. V. of the resolution issued on July 25, 2019, which provides for the following: (I) administrative liability for having exercised the monopolistic practices described in article 56, section V of the Mexican Federal Economic Competition Law (“LFCE”) (refusal of access); (ii) the imposition of a fine to the Company of Ps.73 million. On the understanding that there is sufficient grounds for defense, the Company has contested the administrative sanction imposed by the COFECE by filing amparo proceedings. The Company considers that the amparo proceedings will not be resolved in a term lower than 2 years from the date of filing, and, therefore, it is under no obligation to pay the fine before the end of such proceedings.
i.	On March 17, 2014, the Port Authority of Puerto Rico filed a lawsuit against Aerostar and two fuel sellers at the LMM Airport claiming to be entitled to a fee charged to the fuel sellers of the airport and not to Aerostar. On November 7, 2018 the court ruled in favor of Aerostar and declared that all revenues from the fuel sales fee were to be assigned to Aerostar, but authorized the Ports Authority to charge two cents of the fee per gallon charged to the fuel sellers. The parties appealed the judgement and, on July 31, 2020, the Court of Appeals ruled in favor of Aerostar, determining, among other things, that Aerostar was the only entity entitled to collect and withhold the charge for each gallon of jet fuel, which is dispatched at the LMM airport. On August 31, 2020, the Ports Authority appealed before the Supreme Court. On June 30, 2022, the Supreme Court of Puerto Rico issued a ruling in favor of Aerostar determining, among other things, that Aerostar is the only entity with the right to collect and withhold the fee charge for each gallon of fuel that is dispatched at the LMM Airport. On December 22, 2022, Aerostar filed a joint motion with the Ports Authority to collect consigned funds held by the Supreme Court of Puerto Rico, which, through a declaratory judgment, granted Aerostar the right to collect a total amount of USD15,641 (approximately Ps.300,384) deposited by the oil sellers to the Accounts Unit of the Honorable Court.